                                                                   EXHIBIT 10.10

                     AMENDED AND RESTATED SUBLEASE AGREEMENT

     THIS AMENDED AND RESTATED SUBLEASE AGREEMENT (this "Agreement") is made and entered into this 29th day of April, 1999, by and between EMPAK, INC., a Minnesota corporation (the "Sublessor"), and EMPLAST, INC., a Minnesota corporation (the "Sublessee").

     1) Master Lease. The Sublessor is the lessee pursuant to a lease dated April 21, 1989 (the "Lease"); as amended by a lease addendum dated May 4, 1989 (the "Lease Addendum"); and an undated second lease addendum (the "Second Lease Addendum"); wherein County 17, Chanhassen Partnership (the "Lessor") leased to the Sublessor the premises as described in the Lease, which is commonly described as: 950 Lake Drive, Chanhassen, Minnesota 55317 (the "Master Premises"). The Lease, the Lease Addendum and the Second Lease Addendum are collectively referred to as the "Master Lease."

     This Agreement supersedes, as of June 1, 1999, that certain Sublease Agreement dated April 27, 1998, by and between the Sublessor and the Sublessee.

     2) Description of the Leased Premises. The Sublessor, for and in consideration of the rents hereinafter provided and the covenants and agreements hereinafter contained, hereby subleases to the Sublessee the entire Master Premises, as more fully described on Exhibit A attached hereto (the "Leased Premises").

     3) Term. The term of this Agreement (the "Term" ) shall be deemed to commence on June 1, 1999 (the "Commencement Date") and shall continue for a period ending on November 30, 2004.

     4) Rent. For the first year of the Term, i.e., June 1, 1999 through May 31, 2000, the Sublessee shall pay annual rent of $550,000 to the Sublessor. Such annual rent shall be paid in equal monthly installments. One each anniversary of the Commencement Date, the annual rent to be paid by the Sublessee to the Sublessor shall increase by $50,000; provided, however, in no event shall the Sublessee pay the Sublessor, as the annual rent hereunder, an amount which exceeds those amounts payable by the Sublessor as "Base Rent" and/or "Additional Rent" under the Master Lease during such annual period.

     5) Use of the Leased Premises. The Sublessee shall use the Leased Premises in a manner consistent with that contemplated by the Master Lease. The Sublessor shall be entitled to use portions of the Leased Premises on the following conditions: (i) it receives the prior written approval of the Sublessee (which approval may be withheld, or revoked at any time, at the Sublessee's discretion); and (ii) that such use does not interfere with the Sublessee's use of the Leased Premises.

     6) Assignment and Subletting. The Sublessee shall not assign this Agreement or sublet all or a portion of the Leased Premises without the prior written consent of the Sublessor and the Lessor under the Master Lease. No such sublease or assignment shall release the Sublessee from liability for performance of each of the covenants and conditions contained in this Agreement including, but not limited to, the payment of rent for the remaining portion of the Term. The Sublessor's right to assign the Master Lease is, and shall remain, absolute and unqualified.

     7) Compliance with Laws. The Sublessee agrees to comply with all laws, ordinances, rules and regulations relative to the use and occupancy of the Leased Premises and shall follow and any all lawful orders, rules and regulations of proper health officers and fire officials and any other officials of state or local government charged with the supervision or monitoring of the use or operation of the Leased Premises. The Sublessor agrees to comply with all laws, ordinances, rules and regulations relative to the use and occupancy of the Master Premises.

     8) Alterations and Repairs by the Sublessee. The Sublessee may, at its expense, make such alterations and repairs to the Leased Premises as may be required for the purposes of its business; provided, however, that the Sublessee may not alter, improve or remodel the Leased Premises without the prior written consent of the Sublessor and the Lessor under the Master Lease and further provided that any alterations shall promptly be restored by the Sublessee to their condition at the beginning of this Agreement at the expense of the Sublessee, unless the Sublessee has obtained the prior written approval of the Lessor under the Master Lease, in which case the Sublessee shall not be required to so restore the Leased Premises. The Sublessee agrees to keep the Leased Premises free and clear of any claims of liens of any persons who, at the direction of the Sublessee, furnishes labor and material to and for the benefit of the Leased Premises or the Sublessee, and shall provide, upon request, appropriate evidence of compliance with the terms of this Section 8, including lien waivers if requested.

     9) The Sublessee's Fight to Remove Fixtures. The Sublessee shall have the right to remove from the Leased Premises, at the termination of this Agreement, all machinery, apparatus and equipment attached to the Leased Premises. The Sublessee shall restore and repair any damage to the Leased Premises caused by the removal of such machinery, apparatus and equipment.

     10) Condition of the Leased Premises. The Sublessee has examined and knows the condition of the Leased Premises and receives and accepts the same in "as-is" condition.

     11) Structural Repairs. During the Term of this Agreement, the Sublessor shall be responsible for the repair and maintenance of the structure housing the Leased Premises and the basic utility and mechanical systems servicing the Leased Premises and shall keep such structure and utilities in good working order and condition during the Term of this Agreement.

     12) Maintenance and Repair of the Leased Premises. The Sublessee shall be responsible, except as otherwise provided herein, for all cleaning and maintenance to the interior of the Leased Premises and shall keep the Leased Premises in good order and condition during the Term of this Agreement, ordinary wear and tear excepted. The Sublessee shall also be responsible for maintaining, repairing and replacing those components of the utility and mechanical systems which exclusively serve the Leased Premises. By way of example (and not limitation), the Sublessee shall maintain, repair and replace light fixtures, light bulbs, electrical outlets and circuits which exclusively serve the Leased Premises, drains, sinks and other plumbing fixtures which exclusively serve the Leased Premises, and ducts, vents, grills and other portions of the heating, ventilation and air conditioning delivery system that exclusively serve the Leased Premises.

     13) Common Areas. All areas necessary for access to and maintenance of common utilities or utilities servicing one portion of the Master Premises or another shall be accessible to both parties to insure the operation of their respective businesses. Access shall be granted in cases of emergency and in all other cases upon reasonable notice.

     14) Signs. The Sublessee shall be permitted to display such signs (which shall remain the property of the Sublessee) as may be approved by the Sublessor outside the Leased Premises which comply with all local rules relating to such sips and the Master Lease.

     15) Indemnification by the Sublessee. The Sublessee agrees to indemnify and save the Sublessor harmless from and against any and all claims arising from any act, omission or negligence of the Sublessee or its contractors, licensees, agent, servants or employees, or arising from any accident, injury or damage whatsoever caused to any person or property occurring in, on or about the Leased Premises or any part thereof (except where such accident, injury or damage was in any manner attributable to the acts or omissions of the Sublessor, its contractors, licensees, agents, servants, invitees or employees) and from and against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon.

     16) Indemnification by the Sublessor. The Sublessor agrees to indemnify and save the Sublessee harmless from and against any and all claims arising from any act, omission or negligence of the Sublessor or its contractors, licensees, agents, servants or employees, or arising from any accident, injury or damage whatsoever caused to any person or property occurring in, on or about any portion of the Master Premises, other than the Leased Premises (except where such accident, injury or damage was in any manner attributable to the acts or omissions of the Sublessee, its contractors, licensees, agents, servants, invitees or employees) and from and against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon.

     17) Default. This Agreement is made upon the express condition that if: (a) a default occurs in any of the Sublessee's covenants and agreements herein contained and such default continues for five (5) days in the case of a default in the payment of any rent herein provided, or for thirty (30) days after written notice of a default has been given to the Sublessee in the case of any other default; or (b) if this Agreement, by act of the Sublessee or by operation of law or otherwise, devolves or passes to any party other than the Sublessee, except with the written consent of the Sublessor and the Lessor under the Master Lease, then in any such event the Sublessor may elect, without notice, to terminate this Agreement and declare the Term ended, to reenter the Leased Premises thereof, either with or without process of law, to expel and remove the Sublessee or any person or persons occupying the Leased Premises, using such force as may be necessary to do so, and again to repossess and enjoy the Leased Premises without prejudice to any remedies which might otherwise be used for arrears or for future accruing rent or other breach or covenants. Such expulsion or removal, whether by direct act of the Sublessor or through the legal proceedings, shall not affect the liability of the Sublessee for the past due rent or future rent to accrue under this Agreement. In any of such events, the Sublessor is hereby authorized to relet the Leased Premises in whole or part upon such terms as the Sublessor may deem best and to that end is hereby authorized, at the Sublessor's option and at the expense of the Sublessee, to clean and repair (to the extent the Sublessee would be responsible for such repairs hereunder) the Leased Premises and, after paying the reasonable expenses of so doing and the costs and expenses of reletting, to apply the net proceeds thereof upon the rent and other charges herein reserved, the Sublessee hereby agreeing to pay any deficiency that may arise.

     In the event of the filing of any petition with respect to the Sublessee under the United States Bankruptcy Code or under any laws relating to insolvency or settlement procedures with creditors, or the adjudication of the Sublessee as a bankrupt or insolvent, or the appointment of a receiver for the Sublessee by any court having jurisdiction or the making by the Sublessee of any general assignment for the benefit of creditors, this Agreement shall, at the Sublessor's option, be terminated without requirement of any prior entry or other action by the Sublessor, except that such termination shall become effective only at the expiration of ten (10) days after the Sublessor has given the Sublessee written notice of such election, such notice to be given within thirty (30) days after the Sublessor has acquired knowledge of the occurrence of any such event. Despite any such termination, however, the Sublessor shall be entitled to recover the rent reserved in this Agreement for the remainder of the Term.

     The Sublessee agrees to pay and discharge all reasonable costs, attorneys' fees and expenses that may be incurred by the Sublessor in the event of a breach hereof by the Sublessee or in the event it becomes necessary for such other party to enforce the provisions of this Agreement. The Sublessor agrees to pay and discharge all reasonable costs, attorneys' fees and expenses that may be incurred by the Sublessee in the event of a breach hereof by the Sublessor or in the event it becomes necessary for the Sublessee to enforce the provisions of this Agreement.

     A waiver of default or breach of the covenants, terms and conditions of this Agreement by either party hereto shall not be deemed a waiver of any subsequent default or breach.

     18) Occupancy After the Expiration of the Term. If the Sublessee continues to occupy the Leased Premises after the last day of the Tenn or after the last day of any extension of the Term, and the Sublessor elects to accept rent thereafter, a tenancy from month-to-month only shall be created and not for any longer period; provided, however, in the event that the Sublessee continues to occupy the Leased Premises after the expiration of the Master Lease, it shall be responsible for all costs and expenses incurred by the Sublessor to the Lessor as set forth in the Master Lease.

     19) Condemnation. In the event of the condemnation of the Master Premises for public use, each of the parties hereto shall have and retain their separate and independent rights for loss, costs and damages against the condemning authority. In the event of such condemnation of all or substantially all of the Leased Premises, or so much of the improved portion thereof as to render the balance thereof impractical for the use of the Sublessee, as the Sublessee in the exercise of sound business judgment shall determine, this Agreement shall terminate thirty (30) days after the Sublessee so notifies the Sublessor. In the event less than all or substantially all of the Leased Premises is condemned, and the balance remaining may practically be devoted to the use of the Sublessee, as the Sublessee in the exercise of sound business judgment shall determine, this Agreement shall not terminate, but rental shall thereafter be reduced to the extent that the use of the facilities are impaired by such taking.

     20) Waiver. The failure of the Sublessor to insist upon a strict performance of any of the terms, conditions and covenant herein shall not be deemed a waiver of any rights or remedies that the Sublessor may have and shall not be deemed a waiver of any subsequent breach of default in the terms, conditions and covenants herein contained.

     21) Notices.

          (a) All notices to the Sublessee shall be sent by United States certified mail, return receipt requested, addressed to the Sublessee at 950 Lake Drive, Chanhassen, Minnesota 55317, or such other address as the Sublessee shall hereafter designate in writing to the Sublessor.

          (b) All notices to the Sublessor shall be sent by United States certified mail, return receipt requested, addressed to the Sublessor at 4405 ArrowsWest Drive, Colorado Springs, Colorado 80907, or at such other address as the Sublessor shall hereafter designate in writing to the Sublessee. Rent shall be paid at this address.

          (c) All notices shall be deemed to have, been given when deposited in the United States Mail in sealed envelopes with postage prepaid thereon.

     22) Subordination. This Agreement shall be subordinate to any mortgages that may now exist or that may hereafter be placed upon the Master Premises and to any and al) advances made thereunder and to the interest on the indebtedness evidenced by such mortgages, and all renewals, replacements and extensions thereof. Upon receipt of a request from the Lessor under the Master Lease, the Sublessee shall promptly execute and deliver to the Lessor under the Master Lease or to any proposed holder of a mortgage or to any proposed purchaser of the Leased Premises, a certificate certifying that this Agreement is in full force and effect and that there are no offsets against rent nor defenses to the Sublessee's performance under this Sublease Agreement, or setting forth any such offsets or defenses claimed by the Sublessee, as the case may be.

     23) Persons Bound. The terms, covenants and conditions hereof shall bind the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

     24) Other Provisions. All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Agreement as if the Sublessor were the Lessor thereunder, the Sublessee were the Lessee thereunder, and the Leased Premises were the Master Premises thereunder. The Sublessee assumes and agrees to perform the Lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Leased Premises, except that the obligation to pay rent to the Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to the Sublessor in accordance with this Agreement. The Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. The Sublessor shall exercise due diligence in attempting to cause the Lessor to perform its obligations under the Master Lease for the benefit of the Sublessee. If the Master Lease terminates, this Agreement shall terminate and the parties shall be relieved of any further liability or obligation under this Agreement; provided, however, that if the Master Lease terminates as of a result of a default or breach of the Sublessor or the Sublessee under this Agreement and/or the Master Lease, then the defaulting party shall be liable to the non-defaulting party of the damages suffered as a result of such termination. Notwithstanding the foregoing, to the extent that the Master Lease gives the Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction or condemnation of the Master Premises, then the exercise of such right by the Sublessor shall not constitute a default or breach hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

                                       THE SUBLESSOR:

                                       Empak, Inc.



Dated:                 , 1999          By:  /s/ illegible
     ------------------                    --------------------------------
                                             Its:


                                       THE SUBLESSEE:

                                       Emplast, Inc.


Dated:  4/29           , 1999          By:  /s/ illegible
     ------------------                    --------------------------------
                                             Its: CEO

                    Consent to this Agreement by the Lessor:

     The undersigned, the Lessor under the Master Lease, hereby consents to this Agreement without waiver of any restriction contained in the Master Lease concerning further assignment or subletting. The Lessor certifies that, as of the date of the Lessor's execution hereof, the Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in this Agreement.

                                       COUNTY 17, CHANHASSEN PARTNERSHIP


                                       By:
                                           -------------------------------------
                                           Its: Partner



This instrument Was Drafted By:

Robert E. Boyle & Associates, P.A.
145 Paramount Plaza III
7831 Glenroy Road
Bloomington, Minnesota 55439